RECLAMATION AND CLOSURE COST PROVISION	12 Months Ended
Dec. 31, 2019
Disclosure of other provisions, contingent liabilities and contingent assets [Abstract]
RECLAMATION AND CLOSURE COST PROVISION
RECLAMATION AND CLOSURE COST PROVISION

Changes to the reclamation and closure cost provision during the years ended December 31 were as follows:

	2019	2018
Balance, beginning of year	$62,172	$58,330
Obligations assumed on acquisition of mining properties (1)	12,990	—
Reclamation expenditures	(3,568)	(852)
Accretion expense (note 21)	3,743	3,459
Foreign exchange gain (loss)	308	(504)
Revisions in estimates and obligations	8,658	1,739
Obligations related to divested mining properties	(68)	—
Balance, end of year	84,235	62,172
Less: current portion	(8,766)	(211)
Non-current reclamation and closure cost provision	$75,469	$61,961

(1)
On June 27, 2019, we acquired 8,900 hectares of land contiguous to the Marigold mine in Nevada, U.S., net of a 0.5% net smelter returns royalty. The consideration included $22,000,000 in cash and the assumption of related non-current environmental and reclamation obligations then valued at approximately $12,990,000.

15.	RECLAMATION AND CLOSURE COST PROVISION (continued)

The reclamation and closure cost provision is calculated as the present value of estimated future net cash outflows based on the following key assumptions:

▪	Discount rates used in discounting the estimated reclamation and closure cost provision range between 1.8% and 9.9% for the year ended December 31, 2019 (2018 - 2.3% and 9.9%).

▪	The majority of the expenditures are expected to occur between 2029 and 2038.

▪	A 1% change in the discount rate would increase or decrease the provision on a consolidated basis by approximately $11,087,000, while holding other assumptions consistent.